UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2018

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Road

Lafayette, Louisiana, 70508

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (337) 237-0410

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously disclosed, on November 21, 2017, Stone Energy Corporation (the “Company”) and certain of its subsidiaries, Sailfish Energy Holdings Corporation (“New Talos”) and Sailfish Merger Sub Corporation, entered into a Transaction Agreement (the “Transaction Agreement”) with Talos Energy LLC (“Talos Energy”) and its indirect wholly owned subsidiary, Talos Production LLC (“Talos Production”), pursuant to which the Company and Talos Energy agreed to combine in an all-stock transaction. In connection with the combination of the Company and Talos Energy, Talos Production and Talos Production Finance Inc. (together with Talos Production, the “Talos Issuers”) launched an offer to exchange (the “Exchange Offer”) the Company’s outstanding 7.5% senior secured notes due 2022 (the “Stone Notes”) for a combination of new 11.0% second-priority senior secured notes due 2022 of the Talos Issuers and cash, as more fully described in the Exchange Offer. Concurrently with the Exchange Offer, the Talos Issuers solicited consents from the holders of the Stone Notes to adopt certain proposed amendments to the indenture governing the Stone Notes (the “Stone Notes Indenture”) and to release the collateral securing the obligations under the Stone Notes.

The early tender and withdrawal deadline for the Exchange Offer and consent solicitation occurred on April 2, 2018 at 5:00 p.m., New York City time (the “Early Deadline”). As of the Early Deadline, the Talos Issuers received sufficient consents, which consents are no longer subject to withdrawal, from holders of the Stone Notes to effect the proposed amendments to the Stone Notes Indenture and release the collateral securing the obligations under the Stone Notes. The proposed amendments and the release of collateral, to be effected by the Supplemental Indentures referred to below, will not become operative until immediately prior to the delivery of the consideration for the Stone Notes on the closing date of the transactions contemplated by the Transaction Agreement.

On April 3, 2018, the Company entered into Supplemental Indenture No. 1 (the “First Supplemental Indenture”) with Stone Energy Offshore, L.L.C., as subsidiary guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, which, upon becoming operative, will eliminate (i) substantially all of the restrictive covenants, (ii) certain reporting obligations, (iii) all events of default other than the failure to pay principal, premium or interest on the Stone Notes and the commencement of bankruptcy proceedings or an order under bankruptcy law, in each case, with respect to the Company and (iv) certain provisions related to the foregoing contained in the Stone Notes Indenture. The restrictive covenants in the Stone Notes Indenture that will be eliminated upon the First Supplemental Indenture becoming operative include those relating to an offer to repurchase upon change of control, incurrence of indebtedness and issuance of preferred stock, restricted payments, liens, restrictions on distributions from restricted subsidiaries, sales of assets and subsidiary stock, transactions with affiliates, additional subsidiary guarantors, and certain conditions to a consolidation by the Company.

On April 3, 2018, the Company also entered into Supplemental Indenture No. 2 (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”) with Stone Energy Offshore, L.L.C., as subsidiary guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, to release all of the collateral securing the obligations under the Stone Notes and to eliminate the restrictive covenant in the Stone Notes Indenture related to after acquired property. As a result, upon the Second Supplemental Indenture becoming operative, the obligations under the Stone Notes will no longer be secured.

The description of the Supplemental Indentures is qualified in its entirety by reference to the full text of the Supplemental Indentures, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated into this Item 3.03 by reference.

Important Additional Information

In connection with the proposed transaction, New Talos has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, including Amendments No. 1, 2, 3 and 4 thereto. The registration statement was declared effective by the SEC on April 9, 2018. New Talos has also filed with the SEC a definitive consent solicitation/prospectus. The Company will mail the definitive consent solicitation/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents the Company and/or New Talos may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the consent solicitation/prospectus, as well as other filings containing information about Talos Energy, the Company and/or New Talos, without charge, at the SEC’s website (http://www.sec.gov). Copies of the consent solicitation/prospectus and the filings with the SEC that are incorporated by reference in the consent solicitation/prospectus may also be obtained, without charge, from the Company by directing a request to Stone Energy Corporation, 625 E. Kaliste Saloom Road, Lafayette, Louisiana, 70508, Attention: Investor Relations, Telephone: (337) 237-0410, or from Talos Energy by directing a request to Bill Moss, General Counsel of Talos Energy, via email or telephone (bmoss@talosenergyllc.com), 713-328-3005.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Talos Energy, the Company, New Talos and certain of their respective directors, executive officers and members of management and employees may be deemed to be participants in the solicitation of written consents in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Information regarding Talos Energy’s directors and executive officers and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the consent solicitation/prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Supplemental Indenture No. 1, dated as of April 3, 2018, by and among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent

10.2	Supplemental Indenture No. 2, dated as of April 3, 2018, by and among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: April 9, 2018	By:	/s/ Lisa S. Jaubert
	Name:	Lisa S. Jaubert
	Title:	Senior Vice President, General Counsel and Secretary